Exhibit 10.19

[CONFIDENTIAL TREATMENT REQUESTED.  CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Purchase Order	PO Create Date: 09/05/2004	Raytheon	Space and Airborne Systems
	Current Date/Time: 06/03/2005 17:04:46		GOLETA EW
6380 HOLLISTER AVE
GOLETA CA 93117

Ordering Address: OA#: 0000110122 Salesperson/Attention: Ed McAvoy AML COMMUNICATIONS INC 1000 AVENIDA ACASO CAMARILLO CA 93012	Originator: SHARON JENEWEIN Phone: 805-879-3120 FAX: 805-879.3112 Goleta-EW Approved By: *** Date: 7/7/05 Signature {11 Required}. Illegible	The number below must appear on all Packing Lists, Shipping Labels and Invoices. Purchase Order No. 4400071815 PO Type: Firm Fixed Price Source of Inspection Items Exist: No ***
Manufacturing Plant: MN #: N/A	Purchase Order Total: 414,913.00 Currency: USD Taxable: See Line Items for Tax Liquidation Rate: 0% Payment Terms: Net 30 days from Invoice	Foreign Offset: N Country 1: N/A PO % Offset Value: 0% Country 2: N/A PO % Offset Value: 0% Options: N Option Expiration Date: N/A

We require an Acknowledgement.

Sign below and return promptly to Originator of this document.  This order, including the terms and conditions of purchase referenced herein, are Fully accepted and agreed to.   Any deviations must be noted.

Signature:
Date:

	Delivery Address (If Blank See Line Items): *** *** *** *** INCOTERMS: FOB ORIGIN Ship Instructions: See Line Item[5]	Bill-To Address: RAYTHEON ELECTRONIC SYSTEMS ACCOUNTS PAYABLE 6380 HOLLISTER AVE GOLETA CA 93117-3114 For Payment Questions Call:

EFFECTIVE 1/1/04: THE RAYTHEON COMPANY GENERAL TERMS AND CONDITIONS OF PURCHASE TC001 (10/03) AND EXPORT/IMPORT CONTROLS TC109 (10/03) AND OTHER REFERENCED DOCUMENTS ARE EITHER ATTACHED OR HAVE BEEN  PREVIOUSLY PROVIDED TO YOU.  ALL ARE INCORPORATED HEREIN AS IF FULLY SET FORTH IN THIS DOCUMENT.  ANY EXCEPTIONS ARE NOTED IN THE PAGES BELOW.  TO OBTAIN FULL TEXT COPIES, EITHER CONTACT THE ORIGINATOR ABOVE OR ACCESS: *** FOR CREATE DATES PRIOR TO 1/1/04.  ORIGINAL TERMS AND CONDITIONS AT ISSUANCE APPLY, UNLESS OTHERWISE NOTED.

Delivery to-NA

Header text

Change Order No. 03 increases funds to $326,133 from $88,780 to $414, 913.

Attachment “A” dated 3 June 2005 supersedes and replaces in its entirety all other Attachment “A” s to this Purchase Order.

All other terms and conditions remain unchanged.

2/3/2005 Change Order 02

Adds funds for the Thermal Study.  All other terms and conditions remain unchanged.

8/19/2004 Change Order 01

Drawings *** and *** released to Revision.

All other Terms and Conditions remain unchanged.

Attachemtn A to this Purchase Order is incorporated herein by this reference and made an integral part of this Purchase Order.

*** Confidential Treatment Requested

1

PO number /date	Ordering Address: OA#: 0000110122	Raytheon	Space and Airborne Systems
440007 1815 / 08/05/2004	AML COMMUNICATIONS INC		GOLETA EW
Current Date/Time 7/7/2005 18:04:39	1000 AVENIDA ACASO		6380 HOLLISTER AVE
	CAMARILLO CA 93012		GOLETA CA 93117

This Purchase Order is issued to Fund one each brass boards pursuant to Drawings *** and *** Brass boards must meet all electrical requirements of the drawings.

Seller shall provide Buyer an executed Data Rights List which will then be formally incorporated into the Purchase Order via a change order.

Seller agrees to deposit the technical data into an escrow account and shall enter into an escrow agreement with DSL Escrow Services with Buyer as the third party beneficiary.  Seller and Buyer shall agree to mutually acceptable release conditions.

Material No: Cage Code	Material Short Description	Dwg. Rev.	Parts List Rev.	SIS/ Index Rev.	Order Quantity	Order Price	Ord Price Per Unit	Est Extended Price
	NRE CHARGE				1,000	414,913.00	1	NO 414,913.00

Line Item	Vendor Material Number	Prime Contract Number	DPAS Rating	Source Insp.	DD254 Req’d	Agreement No.	Agree. Item No.	Delivery Date	Tax States-Tax ID
00010		***	***	None	Yes			08/31/2006	Exempt Resale 98-034129

	Terms of Delivery:
	*** Services changed ***
	*** Net Price changed ***
	*** Delivery data changed ***				Total Net Value Excl. Tax USD				414,913.00

Any Information Below Pertains to All Items on this Purchase Order

UNIVERSAL PROCUREMENT NOTES: IN ADDITION TO TC001 (10/03) AND TC019 (10/03) THE FOLLOWING DOCUMENTS, UNLESS OTHERWISE NOTED, ARE INCORPORATED HEREIN BY REFERENCE. FOR A COPY OF THE FULL TEXT CONTACT THE BUYER OR ACCESS ***

N015 UNIVERSAL PROCUREMENT NOTE Applies for Purchase Order Issue Dates:

2/23/04 and before: Rev 2

2/24/04 - 3/29/05: Rev 4 (5/16/01)

3/30/05 and after: Rev 5 (12/18/04)

PN120 UNIVERSAL PROCUREMENT NOTE Applies for Purchase Order Issue Dates:

6/ 26/02 - 4/25/04: Rev 10 (3/18/02)

4/ 26/04 - 6/21/04: Rev 14 (8/18/03)

6/ 22/04 - 3/29/05: Rev 15 (6/15/04)

3/ 30/05 and after: Rev 16 (11/23/04)

*** Confidential Treatment Requested

2

PO number/date	Ordering Address: OA: 0000110122	Space and Airborne Systems
4400071815/08/05/2004	AML COMMUICATIONS INC	GOLETA EW
Current Date/Time 07/07/2005 10:04:39	1000 AVENIDA ACASO	6380 HOLLISTER AVE
	CAMARILLO CA 93012	GOLETA CA 93117

REV AT DATE OF ORIGINAL PURCHASE ORDER ISSUANCE APPLIES, UNLESS OTHERWISE NOTED.

PACKAGING: FOR PURCHASE ORDERS REQUIRING DELIVERY OF PRODUCT, THE SUPPLIER SHALL BE RESPONSIBLE FOR INSURING THAT ITEMS SHALL BE ADEQUATELY PROTECTED TO PREVENT DAMAGE DURING HANDLING AND SHIPMENT. UNLESS OTHERWISE SPECIFIED BY A PACKAGING NOTE, ITEMS THAT MAY BE DAMAGED BY ITEM-TO-ITEM CONTACT SHALL BE INDIVIDUALLY WRAPPED, BAGGED, OR PROTECTED WHEN PACKAGED WITHIN A LARGER PACKAGE.

NATIONAL DEFENSE RELATED ORDER - TC002 (10/03) AND TC003 (10/03) ARE INCORPORATED HEREIN BY THIS REFERENCE. THIS IS A RATED PURCHASE ORDER (PO), CERTIFIED FOR NATIONAL DEFENSE USE AND YOU ARE REQUIRED TO FOLLOW ALL PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATION SYSTEM REGULATION (15 CFR 700). ALL SUCH RATED POs MUST BE ACKNOWLEDGED AS FOLLOWS:

(A) DO RATED POs MUST BE ACKNOWLEDGED (OR REJECTED) WITHIN 15 WORKING DAYS AFTER ORDER RECEIPT.

(B) DX-RATED POs MUST BE ACKNOWLEDGED (OR REJECTED) WITHIN 10 WORKING DAYS AFTER ORDER RECEIPT.

(C) REJECTION OF DO OR DX ORDERS MUST BE IN WRITING, GIVING THE SPECIFIC REASON FOR THE REJECTION.

(D) COMMENCEMENT OF PERFORMANCE OF THE WORK CALLED FOR BY THIS PO IN THE ABSENCE OF SELLERS WRITTEN ACKNOWLEDGEMENT THEREOF SHALL BE DEEMED ACCEPTANCE OF THIS PO AS WRITTEN. IF BOTH RATED AND UNRATED QUANTITIES ARE REFLECTED IN THIS ORDER, YOU ARE ONLY REQUIRED TO FOLLOW THE DPAS REGULATION AS IT PERTAINS TO THE RATED QUANTITIES. FOR CREATE DATES PRIOR TO 1/1/04, ORIGINAL TERMS AND CONDITIONS AT ISSUANCE APPLY, UNLESS OTHERWISE NOTED.

3

Applicable to Purchase Order 4400071815	Change Order No. 3

ATTACHMENT “A”

AML Communications Inc.

1000 Avenida Acaso

Camarillo CA 93012

Reference: Purchase Order 4400071815, Change Order No. 3

This Attachment “A”, Change Order No. 3 supercedes and replaces any previous Attachment “A” to this Purchase Order No. 4400071815.

This Firm Fixed Priced Purchase Order is hereby entered into by and between AML Communications Inc. hereinafter called “Supplier” and Raytheon Space & Airborne Systems, acting by and through its, Electronic Warfare Systems Business Unit, Goleta, hereinafter called “Buyer” for the purpose of delivering the services and supplies called for herein, in accordance with the following exhibits and attachments which are incorporated by reference and an integral part of the referenced Purchase Order, and are listed in descending order of precedence subordinate to the implementary Purchase Order.

This Change Order No. 3 increases funds from $88,780 to $414,913, an increase of $326,133, and updates delivery schedule and payment schedule. This Change Order also adds FN-001 and FN-003 for Allotted Funds and Milestone Payments.

Exhibit A, Terms and Conditions of Purchase

1.               F08635-03-C-0002 Prime Contract Flowdown Provisions, Supplement to TC-001

2.               General Terms and Conditions of Purchase, TC-001 (10/03).

3.               General Terms and Conditions of Purchase, Supplement 1 - Government Contract Provision from the Federal Acquisition Regulation (FAR), TC-002 (10/03).

4.               General Terms and Conditions of Purchase, Supplement 2 - Government Contract Provisions from the Department of Defense FAR Supplement (DFARS), TC-003 (10/03).

5.               Purchase Order Attachment PT-001, Property in Possession of Supplier, (03/00)

6.               Purchase Order Attachment IP-001, Representation Concerning Rights in Technical Data and Computer Software (03/00)

7.               DD254 to be provided under separate cover letter

8.               Purchase Order Attachment FN-004 (10/03), Performance Based Payments.

9.               Insurance Protection, Indemnification, and Security Requirements, SA-004, (03/00).

10.         Allotted Funds Under Fixed Price Procurement, FN-001 (l0/03 2 pp.)

11.         Milestone Payments, FN-003 (10/03).

Exhibit B, Scope of Work

Supplier shall design, fabricate, test and deliver two Breadboards one for the *** and one for the *** After the Breadboards are tested the Supplier shall deliver the prototype units as outlined below.

*** Confidential Treatment Requested

•      *** Rev.- , ***

•      *** Rev - , ***

•     SOWG720024, Rev - , Statement of Work

•     *** Rev - , ***

Exhibit C, Purchase Order Correspondence and Invoices

All Purchase Order related correspondence and inquiries shall be transmitted directly to the Cognizant Buyer at the following address:

Correspondence:
Raytheon Electronic Warfare Systems
6380 Hollister Avenue, Bldg. H7 M/S 9294
Goleta, California 93117-3114

Remittance Address for Invoices
Raytheon Electronic Warfare Systems
6380 Hollister Avenue, Accounts Payable
Goleta, CA 93117-3114

Exhibit D, Schedule

Description	Date	QTY	Comments
***	2/05	1
***	2/05	1
First Article HB	7/05	2
Shipsets	7/05	2	***
Shipsets	9/05	2	”
Shipsets	10/05	2	”
Shipsets	11/05	2	”
Shipsets	12/05	2	”
Shipsets	1/06	2	”
Shipsets	2/06	2	”
Shipsets	3/06	2	”
Shipsets	4/06	2	”
Shipsets	5/06	2.	”
Shipsets	6/06	2	”
Shipsets	7/06	2	”
SDRLs	See SOW	Lot	Per SOW G720024

Exhibit E, Payment Schedule

This purchase order is phase funded in the amount of $414,913.00. In no event shall Buyer be obligated for any costs incurred in excess of this amount, Seller shall assume all risks for any amount incurred in excess of $414,913. In accordance with FN-001, paragraph III, supplier is to notify Buyer of the date that additional funds are needed.  The total Firm Fixed Price is $461,383 for the effort described herein.

The current funding is expected to cover the period of performance through March 2006.

*** Confidential Treatment Requested

Milestone Payments

MILESTONES	Description		$ ’s	Total
*** NRE	B/B		$32,600	$32,600
*** NRE	B/B		$32,370	$64,970
SDRLS 50%	SDRLS		$3,250	$68,220
Thermal	Study		$23,780	$92,000
Repair	***		$15,200	$107,200
Change	Packaging		$10,070	$117,270
Change	Wedge Locks		$10,070	$127,340
Change	Connector & Flexboard		$10,000	$137,340
Order Mat’l	***		$77,856	$215,196
Order Mat’l	***		$79,560	$294,756
1st Article	***		$8,721	$303,477
1st Article	***		$9,490	$312,967
Deliver Units*	24 ***	$2,940	$70,560	$383,527
Deliver Units*	24 ***	$3,244	$77,856	$461,383

*The 50% balance due on each unit will be paid upon receipt. *** Pre-Production Units are priced at $5,880.00 each. *** Pre-Production Units are priced at $6,488.00 each.

Screening will be paid when completed. The MB SSM and HB SSM First Articles will be screened for a price of $l,200.00 each, which is included in above. Additional screenings will be on the lots as directed by Raytheon.

Exhibit F, Option

1.                                       The Buyer reserves the right to exercise any production options envisioned by this Purchase Order by issuance of new and separate Purchase Orders containing all of the necessary provisions of this Purchase Order. This is an administrative convenience to both parties and allows for the earlier closeout of this Purchase Order. The issuance of new Purchase Orders can be accomplished unilaterally by the Buyer and will have the same force and effect as this Purchase Order.

2.                                       Following are the quantities and dates of Options:

Model	Phase	Qty.	Year
***	LRIP	150	2008
***	FRP Lot 1	450	2009
***	FRP Lot 2	450	2010
***	FRP Lot 3	450	2011
***	LRIP	150	2009
***	FRP Lot 1	450	2010
***	FRP Lot 2	450	2011
***	RFP Lot 3	450	2012

3.                                       In consideration of this Purchase Order Supplier grants to Buyer the option stated herein (“Option(S)”). The Option shall be adjusted to the Consumer Price Index (CPI) of U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index - All Urban Consumers. Series ID: CUURA421SA0, DUUSA421SA0, Not seasonally Adjusted, Area: Los Angeles-Riverside-Orange County, CA, Item: All Items, Base Period: 1982-84+100. The Options described herein may be exercised at the sole discretion of Buyer. Buyer shall not be obligated and assumes no liability for failure to exercise any or all of the Options and no representations are made herein by Buyer committing Buyer to exercising any or all of the Options. Buyer’s Prime

*** Confidential Treatment Requested

Contract allows for a plus or minus 10% quantitiy. Supplier agrees to the same fluctuation in the Options granted here.

In the event that the publication of the index described above is discontinued, the parties shall agree upon an appropriate substitute index. If the parties fail to agree within ninety (90) days after an aforementioned index is discontinued, Supplier agrees to accept the substitute inces established by Buyer subject to the Disputes clause of this Purchase Order.

OPTION PRICING

*** SSM is agreed as follows:

LRIP                      $4,960.00 each in 2004 dollars

FRP                          $4,580.00 each in 2004 dollars

*** SSM is agreed as follows:

LRIP                      $5,560.00 each in 2004 dollars

RFP                          $5,050.00 each in 2004 dollars

The CPI and the formulae for applying it will be applied to the above prices for items ordered after CY 2004.

Exhibit G, Miscellaneous

Payment terms are Net 30 days after receipt of an acceptable invoice.

Only the undersigned, or his designated representative as a member of Buyer’s Procurement Department, is authorized to make changes or give direction relative to this Purchase Order. All such changes and direction must be in writing and signed by Buyer’s Procurment Department in order to be valid.

No news release, public announcement, denial or confirmation of any part or subject matter of this Subcontract, or any phase of any program hereunder, shall be made without the prior written approval of Buyer.

In accordance with DPAS regulations, your acceptance or rejection of this subcontract is required within fifteen (15) working days of receipt. Reasons for rejection must be provided in writing.

Supplier’s acceptance of the referenced Purchase Orders shall be signified by affixing its signature to the copy in the provided and returning said copy to the assigned Buyer. Such acceptance together with Buyer’s signature, will constitute a fully executed contract.

RAYTHEON COMPANY,		AML Communications Inc.
Space and Airborne Systems
Electronic Warfare Systems

By:	/s/ Steven M. Kantor	By:	/s/ JACOB INBAR
Typed Name:	Steven M. Kantor	Typed
Title:	Manager, Materiel	Name:	JACOB INBAR
Date:	7/7/05	Title:	PRES.
		Date:	6/22/05

*** Confidential Treatment Requested

PURCHASE ORDER ATTACHMENT FN-001

ALLOTTED FUNDS UNDER FIXED PRICE PROCUREMENT

I.                      INITIAL ALLOTMENT AND PERFORMANCE PERIOD. The sum that is presently available for payment and allotted to this Purchase Order and the period of performance which such allotted sum will cover are identified in the body of this Purchase Order as “Phase Funding” and “Performance Period”, respectively. It is anticipated, but not agreed, that from time to time additional sums will be made available pursuant to this Purchase Order’s provisions entitled “Phase Funding”, and change notices shall be issued until the total price and period of performance have been assigned.

II.                  LIMITATIONS ON OBLIGATIONS. Seller agrees to perform or have performed work hereunder up to the point at which, in the event that additional sums are not provided under the terms of the Purchase Order or this attachment, the total amount paid and payable by Buyer for work done (including but not limited to costs and fair profit) by Seller would in the exercise of reasonable judgment approximate, but in no event exceed, the then allotted sum. Seller shall not be obligated to continue performance of the work beyond such point, and Buyer shall not be obligated to pay any amount in excess of then total allotted sum. Anything to the contrary in other provisions, whether relating to changes, termination, overhead rates, or other matters shall not be considered as giving rise to an increase in Buyer’s obligations over the allotted sum from time to time. Any request from Buyer’s personnel to continue performance shall not affect the aforesaid limitations on Seller’s obligation to perform or on Buyer’s obligation to make payment.

Ill.                ADDITIONAL ALLOTMENTS. In the event Seller considers the allotted funds to be inadequate to cover the work to be performed during any performance period, Seller shall notify Buyer in writing at least 45 days prior to the date when the work will reach a point at which, in the event of termination of this order for Buyer’s convenience, the total amount paid and payable to Buyer, covering all costs incurred (including subcontractors’ charges and termination settlement costs) and a fair profit earned on work done will approximate 85% of the total allotted funds. The notice shall state the estimated date when such point will be reached and the estimated amount of additional allotted funds required to continue performance during the balance of the performance period.

IV.              SUSPENSION OR TERMINATION FOR LACK OF FUNDS. If additional allotted funds are not made available by (a) the 45th day after delivery of the notification required by Clause III, or (b) the date additional allotted funds are declared in the notice to be needed, or (c) the date such funds are actually needed, whichever date is the latest, Seller may request that Buyer, at Buyer’s option, either order work suspension in accordance with the Changes provision elsewhere provided or terminate this order for Buyer’s convenience, Buyer shall do so within 15 days after such request unless additional allotted funds are made available. Nothing herein shall be construed to require Seller to perform beyond the point described in Clause II. above, whether or not work suspension has been ordered. In the event of termination pursuant to this clause, Seller shall not be entitled to an amount as final termination settlement which, together with previous payments, would exceed the allotted funds plus stand-by costs authorized as a result of any work suspension ordered pursuant to this clause. Buyer may, at any time prior to termination, provide additional allotted funds for this Purchase Order. With the consent of Seller, after notice of termination, Buyer may rescind such termination in whole or in part and provide additional allotted funds for this purchase order.

V.                  ADDITIONAL PERFORMANCE PERIOD. If and when additional allotted sums are made available for continued performance under the purchase order, then, unless already specified in this Purchase Order, the parties shall agree as to the performance period covered by such allotted sums, and the provisions of this attachment shall apply in like manner to such additional allotted sums and performance period, and the order amended accordingly.

VI.              REDUCTION IN ALLOTMENTS. Buyer shall be entitled to reduce the allotted funds from time to time except that if the allotted funds as reduced are less than any amount to which Seller would be entitled. If Buyer, on the reduction date, terminates this order for Buyer’s convenience, then Seller shall notify Buyer within 30 days thereafter and Buyer shall then increase the allotted funds to such amount, provided that the increase shall in no event be in excess of the amount of allotted funds immediately prior to the reduction.

VII.          CHANGES TO PURCHASE ORDER. No change to this Purchase Order, whether made pursuant to the Changes provision elsewhere set forth or otherwise, shall require Buyer to make any adjustment in the allotted funds.

The text of this document shall not be changed except by written agreement between Buyer and Seller.

FN-001 (10/03)

PURCHASE ORDER ATTACHMENT FN-003

MILESTONE PAYMENTS

A.                The intent of this provision is to permit interim payment prior to completion of the total effort required by this purchase order. It is mutually understood and agreed that, with respect to the dates set forth below; time shall be the essence.

B.                  Provision 19, entitled, “COMPLIANCE WITH LAW”, of the General Terms and Conditions of Purchase remains in full force and effect including the addition hereto of the following:

Seller shall submit to the Buyer duplicate copies of the invoices submitted by Seller to Buyer’s accounts payable department for payment.

Billings for complete milestones shall be submitted by Seller to Buyer upon completion thereof.

C.                  The Buyer shall have the right to reduce or suspend milestone payments to the Seller in the event Seller fails to complete on schedule the milestone events identified below. Notwithstanding any payment made by Buyer to Seller under this clause, it is understood and agreed that if this purchase order is terminated for default, Seller shall, upon demand, repay to Buyer all such sums theretofore paid by Buyer to Seller hereunder.

D.                 Upon completion of the milestone work, Seller’s written verification of milestone completion, delivery to and acceptance of milestone work by Buyer, title to such milestone work shall vest in the Buyer and/or the Government. Notwithstanding that title to such milestone work is in the Buyer or the Government through operation of this clause, the handling and disposition of such milestone work shall be determined by the applicable provisions of this purchase order.

E.                   The rights and remedies of the Buyer or the Government, with respect to this clause, shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract. Payment or vesting of title pursuant to this clause shall neither excuse the Seller from performance of his obligations under this purchase order, nor constitute a waiver of any of the rights and remedies of the parties under this purchase order. Delay or failure of the Buyer or the Government in exercising any right, power or privilege, under this clause shall neither affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude or impair any further exercise of any other right, power, or privilege of the Buyer.

END OF DOCUMENT

The text of this document shall not be changed except by written agreement between Buyer and Seller.

10/03 Edition